                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST Communications, Inc., a Colorado corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1999; and

    WHEREAS, each of the undersigned is an Officer, Director, or both, of the Company and holds the office or offices indicated below his or her name;

    NOW THEREFORE, each of the undersigned constitutes and appoints ALLAN R. SPIES and THOMAS O. MCGIMPSEY, and each of them, as attorney for him or her and in his or her name, place, and stead, and in his or her capacity as an Officer or Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of February 2000.

                                                       By:           /s/ SOLOMON D. TRUJILLO
                                                            -----------------------------------------
                                                                       Solomon D. Trujillo
                                                            PRESIDENT AND CHIEF EXECUTIVE OFFICER AND
                                                                             DIRECTOR

                                                       By:              /s/ ALLAN R. SPIES
                                                            -----------------------------------------
                                                                          Allan R. Spies
                                                            VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                                                           AND DIRECTOR

                                                       By:             /s/ JANET K. COOPER
                                                            -----------------------------------------
                                                                         Janet K. Cooper
                                                            VICE PRESIDENT--FINANCE AND CONTROLLER AND
                                                                             DIRECTOR